Lease Liabilities	12 Months Ended
Mar. 31, 2025
Leases Liabilities [Abstract]
Lease Liabilities	Lease Liabilities

Accounting Policy

The Company assesses whether a contract is or contains a lease at inception of the contract. A lease is recognized as a right-of-use asset and corresponding liability at the commencement date. Each lease payment included in the lease liability is apportioned between the repayment of the liability and a finance cost. The finance cost is recognized in “finance and other costs” in the consolidated statements of income (loss) and comprehensive income (loss) over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability. Lease liabilities represent the net present value of fixed lease payments (including in-substance fixed payments); variable lease payments based on an index, rate, or subject to a fair market value renewal condition; amounts expected to be payable by the lessee under residual value guarantees; the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and payments of penalties for terminating the lease, if it is probable that the lessee will exercise that option.

The Company’s lease liability is recognized net of lease incentives receivable. The lease payments are discounted using the interest rate implicit in the lease or, if that rate cannot be determined, the lessee’s incremental borrowing rate. The period over which the lease payments are discounted is the expected lease term, including renewal and termination options that the Company is reasonably certain to exercise.

Subsequently, if there is a change to the expected lease term within the control of the lessee, the lease liability will be remeasured using the updated term and revised discount rate on a prospective basis.

Payments associated with short-term leases and leases of low-value assets are recognized as an expense on a straight-line basis in general and administration and sales and marketing expense in the consolidated statements of income (loss) and comprehensive income (loss). Short-term leases are defined as leases with a lease term of 12 months or less. Variable lease payments that do not depend on an index, rate, or subject to a fair market value renewal condition are expensed as incurred and recognized in costs of goods sold, general and administration, or sales and marketing expense, as appropriate given how the underlying leased asset is used, in the consolidated statements of income (loss) and comprehensive income (loss).

If the right-of-use asset is subsequently leased to a third party (a “sublease”), the Company will assess the classification of the sublease as to whether it is a finance or operating lease. Subleases that are classified as an operating lease will recognize lease income, while a financing lease will recognize a lease receivable and derecognize the carrying value of the right-of-use asset, with the difference recorded in profit or loss.

The changes in the carrying value of current and non-current lease liabilities are as follows:

$
Balance, March 31, 2023	49,217
Lease additions	5,618
Disposal of leases	(635)
Lease payments	(8,446)
Lease reassessments	(1,402)
Foreign exchange	28
Interest accretion	3,152
Balance, March 31, 2024	47,532
Current portion	(4,856)
Long-term portion	42,676

Balance, March 31, 2024	47,532
Lease additions	7,609
Lease payments	(8,129)
Lease liabilities assumed (Note 8(a))	(1,281)
Lease reassessments	(6,068)
Foreign exchange	292
Interest accretion	2,921
Balance, March 31, 2025	42,876
Current portion	(5,381)
Long-term portion	37,495
For the year ended March 31, 2025, the Company recorded $2.5 million (year ended March 31, 2024 – $3.1 million) related to short-term leases, variable leases, and low-value leases in general and administrative in the consolidated statements of income (loss) and comprehensive income (loss).